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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K/A

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)      December 8, 1997


                             Sloan Electronics, Inc.
               (Exact name of Registrant as specified in charter)



           Delaware                  0-28772                    35-1990559
 (State or other jurisdiction      (Commission              (I.R.S. Employer
       of incorporation)           File Number)             Identification No.)


    2527 Monterey St., Sararota, Florida                           34231
    (Address of principal executive offices)                    (Zip code)



Registrant's telephone number, including area code      (941) 925-2286


                          MAS Acquisition I Corp.
                          1922 North Bedford Ave.
                         Evansville, Indiana 47711
         (Former name or former address, if changed, since last report)

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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

  A change in control of the registrant occurred on December 5, 1997 pursuant to the terms and conditions of an Agreement of Merger (the "Agreement") dated November 18, 1997 between MAS Acquisition I Corp., a Delaware corporation (the "Company") and Sloan Electronics, Inc., a Florida corporation ("Sloan"), which provided for the merger of Sloan with and into the Company as the surviving entity, pursuant to a tax-free reorganization in accordance with Section 354 and 368 of the Internal Revenue Code of 1986, as amended.

ITEM 2.  ACQUISITION AND DISPOSITION OF ASSETS.

  MAS Acquisition I Corp., (the "Company") entered into an Agreement of Merger (the "Agreement") with Sloan Electronics, Inc. ("Sloan") on
November 18, 1997, whereby Sloan has merged into the Company and the Company has changed its name to Sloan Electronics, Inc. Pursuant to the terms of the Agreement, each common share of Sloan was converted into 2.31 common shares of the Company. A total of 3,561,500 shares of common share of Sloan was converted into 8,227,070 restricted common shares of the Company. In addition the Company has accepted the return, and cancelled, 7,680,083 shares of Common Stock issued to MAS Financial Corp. The Company has issued 91,102 restricted common shares as finder's fee.

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ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

  Not applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

  As result of the merger, S. M. Ward Co., 225 West 34th St., New York, NY 10122 is the new certifying accountant of the Company. S. M. Ward Co.
has been the certifying accountant of Sloan Electronics, Inc. prior to the merger with and into the Company.

1) The former certifying accountant of the Company, Winter, Scheifley & Associates, P.C. was not retained by the Company during 1997.

2) The decision to change accountants was approved by the board of directors.

3) The former accountant's reports on th financial statements since inception on July 31, 1996 to December 31, 1996 did not contain an adverse opinion or a disclaimer of opinion, nor was qualified nor modified as to uncertainty, audit scope, or accounting principles.

4) Since inception on July 31, 1996 to December 18, 1997, there was no disagreement nor "reportable event" with the former accountant.

ITEM 5.  OTHER EVENT.

  Not applicable.

ITEM 6.  RESIGNATION OF REGISTRANT'S DIRECTORS.

  Pursuant to the terms of the Agreement, the Company has accepted the resignation of the Board of Directors and Officers, as of December 5, 1997, consisiting of Aaron Tsai, John Tsai, and Chia-Lun Tsai and appointed
Larry Provost, Paul Sloan, Lester Cohen, Michael Solomon and James Vondra.

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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a) Financial Statements.

  The financial statements required by Item 7(a) of Form 8-K are not being filed herewith. The registrant will file such financial statements pursuant to an amendment hereto in accordance with Item 7 of Form 8-K.

Exhibit Number             Description

          2.0              Agreement of Merger

          2.1              Article of Amendment

         16.0              Letter from Former Certifying Accountant

         99.1              Form of Offshore Securities
                           Subscription Agreement


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ITEM 8.  CHANGE IN FISCAL YEAR.

  Not applicable.

ITEM 9.  SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.

  On December 18, 1997, the Company began an offshore distribution of up to 5,000 shares of common stock. David Guevara and Ash Mathur are acting as placement agents. The offshore offering is being made pursuant to Regulation S of the Securities Act of 1933. The Company and the placement agents will distribute 50 shares of common stock each to no more than 100 non-U.S. persons.

  The Company will escrow the shares of common stock during the 40 days restriction period from the completion date of this offering and will not send stock certificate or register any trasfer of shares until the end of the restriction period.

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SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:    December 18, 1997

                                     Sloan Electronics, Inc.


                                     By: /s/Paul Sloan
                                        --------------------------------
                                         Paul Sloan, President
                                         and Director